[USAllianz Opportunity TM]

An Individual Flexible Premium Fixed and Variable Annuity          NEW YORK
Issued by Preferred Life Insurance Company of New York             GA__________

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1.CONTRACT OWNER

     Name
           Last                First                        Middle

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     (If the Contract Owner is a trust, please include Trust Name, Trust Date, and the Trust Beneficial Owner(s))

     Address
           Street Address           Apartment Number            e-mail Address

     ------------------------------------------------------------------------
     City                            State                        Zip Code

     Are you a U.S. Citizen?__Yes ___No
     If no, need W8-BEN                 Social Security Number ___________

     Date of Birth _________________          Sex ____Female     ____Male
     (If the Contract Owner is a trust, list the Date(s) of Birth for the Trust Beneficial Owner(s). Daytime Telephone (___)__________________


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2.JOINT OWNER(Optional)

     Name
             Last                First                        Middle

    Address
               Street Address      Apartment Number         e-mail Address

     ------------------------------------------------------------------------
              City                  State                        Zip Code
     Are you a U.S. Citizen?__Yes ___No
     If no, need W8-BEN

                                     Social Security Number _____________

    Date of Birth ____________                  Sex ____Female ____Male
    (If the Contract Owner is a trust,list the Date(s) of Birth for the Trust Beneficial Owner(s).

    Relationship to Contract Owner ___________  Daytime Telephone (___)________
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3.ANNUITANT  (Must complete if different than Contract Owner.)

     Name
             Last                First                        Middle

     Address
              Street Address        Apartment Number       e-mail Address

     ------------------------------------------------------------------------
     City                            State                        Zip Code

                                        Social Security Number _____________
     Date of Birth ____________              Sex ____Female  ____Male


     Relationship to Contract Owner ____________ Daytime Telephone (___)_______
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4.BENEFICIARY(IES) DESIGNATION

   Primary Beneficiary(ies):            Contingent Beneficiary(ies)
   (At the Contract Owner's death,
   the Surviving Joint Owner becomes
   the Primary Beneficiary.)

   ----------------------------------   -------------------------------------
   Name                                 Name
   ----------------------------------   -------------------------------------
   Relationship to Contract Owner SSN   Relationship to Contract Owner SSN
   ----------------------------------   -------------------------------------
   Name                                 Name
   ----------------------------------   -------------------------------------
   Relationship to Contract Owner SSN   Relationship to Contract Owner SSN

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5. REPLACEMENT

Is this annuity intended to replace or
change existing life insurance or annuity?   ___Yes - Please include appropriate
                                                form.
                                             ___ No

(The Registered Representative must answer another replacement question in section 14 of application.)
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6. TAX QUALIFIED PLANS

Is this annuity part of a Tax Qualified Plan?
____ Yes ____No If yes, please select one of the following:

     ___IRA Transfer/Rollover
     ___Regular Contribution for Tax Year________
     ___Roth IRA Conversion
     ___Other _______________
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7.PURCHASE PAYMENT

     ____Purchase Payment Enclosed with Application

     Purchase Payment Amount $_____________________

     ____This  contract   will  be    funded  by a 1035 exchange, Tax-Qualified
     Transfer/Rollover, CD Transfer or Mutual Fund Redemption.(If checked, please include the appropriate forms).
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8.PURCHASE PAYMENT ALLOCATION

     You may select up to 10 Investment Options. Use whole percentages. Total must equal 100%. The allocations you indicate below will become your allocations on all future payments until you notify us of a change.

AIM
____% USAZ AIM Basic Value              ____% Mutual Shares Securities
____% USAZ AIM Blue Chip                ____% Templeton Developing Markets
____% USAZ AIM Dent Demographic Trends        Securities
____% USAZ AIM International Equity     ____% Templeton Foreign Securities
ALLIANCE CAPITAL                        ____% Templeton Growth Securities
____% USAZ Alliance Capital Growth and  ____% USAZ Templeton Developed Markets
      Income                                  JENNISON
____% USAZ Alliance Capital Large Cap   ____% Jennison 20/20 Focus
      Growth                            ____% SP Jennison International Growth
____% USAZ Alliance Capital Technology  ____% SP Strategic Partners Focused
DAVIS                                         Growth
____% Davis VA Financial                OPPENHEIMER
____% Davis VA Value                    ____% Oppenheimer Global Securities/VA
DREYFUS                                 ____% Oppenheimer High Income/VA
____% Dreyfus Small Cap Stock Index     ____% Oppenheimer Main Street Growth &
____% Dreyfus Stock Index                     Income/VA
FRANKLIN TEMPLETON                      ____% USAZ Oppenheimer Emerging Growth
____% Franklin Global Communications Securities
____% Franklin Growth and Income        PIMCO
      Securities                        ____% PIMCO VIT High Yield
____% Franklin High Income              ____% PIMCO VIT StocksPLUS Growth
____% Franklin Income Securities              and Income
____% Franklin Large Cap Growth         ____% PIMCO VIT Total Return
      Securities                        ____% USAZ PIMCO Growth and Income
____% Franklin Real Estate              ____% USAZ PIMCO Renaissance
____% Franklin Rising Dividends         ____% USAZ PIMCO Value
       Securities                       SELIGMAN
 ____% Franklin Small Cap               ____% Seligman Small-Cap Value
 ____% Franklin U.S.Government          VAN KAMPEN
 ____% Franklin Small Cap Value         ____% USAZ Van Kampen Aggressive Growth
       Securities                       ____% USAZ Van Kampen Comstock
 ____% Franklin Zero Coupon - 2005      ____% USAZ Van Kampen Emerging Growth
 ____% Franklin Zero Coupon - 2010      ____% USAZ Van Kampen Growth
 ____% Mutual Discovery Securities      ____% USAZ Van Kampen Growth and Income
                                        ____% USAZ Money Market

____% Preferred Life Fixed Account (YOU CANNOT SELECT THE FIXED ACCOUNT IF YOU
      SELECT THE GUARANTEED MINIMUM INCOME BENEFIT)


                                        ____%  TOTAL (Must equal 100%)

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9. INCOME DATE

  Selected Income Date ___- 01 -___  The Income Date (Annuitization Date) may be
                                     no earlier than 13 months from the Issue
                                     Date. The maximum annuitization age of the Annuitant is age 90.

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Home Office Use Only

If Preferred Life Insurance Company of New York makes a change in this space in order to correct any apparent errors or omissions, it will be approved by acceptance of this contract by the Contract Owner(s); however, any material change must be accepted in writing by the Contract Owner(s).


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10. DEATH BENEFIT OPTIONS(Choose one of the following Death Benefit options.
    Upon making your selection, it cannot be changed.


_____ Traditional Death Benefit (If you do not check either box, this will be the Death Benefit on the Contract.)

_____ Enhanced Death Benefit (Optional)(The Contract Owner must be 80 or younger to select this option.)

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11. GUARANTEED MINIMUM INCOME BENEFIT (Choose the following. Upon making your selection, it cannot be changes.)

_____ Guaranteed Minimum Income Benefit (Optional) (If you do not choose this box, you will not receive this benefit.) (YOU CANNOT SELECT THE PREFERRED LIFE FIXED ACCOUNT IF YOU SELECT THIS BENEFIT.)

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12.  PROSPECTUS REPORT AND DELIVERY

_____I would like to receive electronic, rather than paper copies of contract prospectuses, fund prospectuses, and periodic reports for all USAllianz products that I own, acquire, or apply for, and hereby consent to electronic delivery. Electronic delivery will be effected via the USAllianz website. I have been informed that current copies of prospectuses for currently available USAllianz products and prospectuses for underlying funds are available at www.usallianz.com. I have also been informed that I will be notified when new, updated prospectuses and reports for contracts I own or acquire become available. I acknowledge that I have the ability to access and download this information.

If I choose, in the future I can revoke this consent and receive paper copies. (If the box is not checked, then your Prospectus will be mailed.)

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13. BY SIGNING BELOW, THE CONTRACT OWNER UNDERSTANDS AND OR AGREES TO

I received a Prospectus and have determined that the variable annuity applied for is not unsuitable for my insurance investment objectives, financial situation, and financial needs. It is a long term commitment to meet insurance needs and financial goals. I understand that the annuity value for payments allocated to the variable investment options may increase or decrease depending on the contract's investment results, and that no minimum cash value is guaranteed on the variable investment options. To the best of my knowledge and belief, all statements and answers in this application are complete and true. It is further agreed that these statements and answers will become a part of any contract to be issued. No representative is authorized to modify this agreement or waive any of Preferred Life's rights or requirements.

-----------------------------------     --------------------------------------
Contract Owner's Signature              Joint Owner's Signature (or Trustee,
(or Trustee, if applicable)             if applicable)

-----------------------------------     --------------------------------------
Signed At (City, State)                  Date Signed

____Please send me a Statement of Additional Information
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14.BY SIGNING BELOW, THE REGISTERED REPRESENTATIVE/AGENT CERTIFIES THAT

o I am NASD registered and state licensed for variable annuity contracts in all required jurisdictions; and
o  I provided  the Contract  Owner(s)  with the most current  Prospectus;  and
o To the best of my knowledge and belief, this application ___DOES___DOES NOT involve replacement of existing life insurance or annuities. If replacement, include a copy of each disclosure statement and list of companies involved.

-----------------------------------     --------------------------------------
Registered Representative Name (Print)  Registered Representative Name (Print)

-----------------------------------     --------------------------------------
Registered Representative Signature     Registered Representative Signature

-----------------------------------     --------------------------------------
Broker Dealer Name                      Authorized signature of Broker Dealer
                                        if required

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Branch Address                          Branch Telephone Number


 Comm:  A B (circle one)
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14.MAIL APPLICATIONS TO

For Regular Mail:                              For Overnight Delivery:

Preferred Life-USAllianz Service Center  Preferred Life-USAllianz Service Center
c/o PNC Bank                             c/o PNC Bank
P.O. Box 820478                          Attn:  Box 4278
Philadelphia, PA  19182-0478             Route 38 & East Gate Drive
                                         Moorestown, NJ  08057-0478

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P40070 (11-02)